Exhibit 23.2



          CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 1999 relating to the consolidated financial statements and financial statement schedule, which appears in School
Specialty, Inc.'s Annual Report on Form 10-K for the fiscal year ended April 24, 1999.


                                   /s/ PricewaterhouseCoopers LLP

                                   PRICEWATERHOUSECOOPERS LLP




Minneapolis, Minnesota
November 1, 1999.